SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|
Check the appropriate box:

|_|   Preliminary Proxy Statement
                                         |_|   Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Under Rule 14a-12

                              Post Properties, Inc.
                              ---------------------
                (Name of Registrant as Specified in Its Charter)

                                John A. Williams
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1) Title of each class of securities to which transaction applies:
   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

   |_| Fee paid previously with preliminary materials:

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
   (1) Amount previously paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

[The following slides supplement materials filed by John A. Williams with the Securities and Exchange Commission on April 9, 2003]

IMPORTANT INFORMATION
================================================================================

On April 7, 2003, Mr. Williams filed a preliminary proxy statement with the Securities and Exchange Commission relating to his solicitation of proxies from shareholders of Post Properties, Inc. with respect to Post Properties' 2003 Annual Meeting. Mr. Williams will file with the Commission, and will furnish to Post Properties shareholders, a definitive proxy statement regarding his solicitation of proxies from Post Properties shareholders with respect to the 2003 Annual Meeting. Mr. Williams may also file additional proxy solicitation materials. MR. WILLIAMS ADVISES ALL POST PROPERTIES SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY ADDITIONAL PROXY SOLICITATION MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Mr. Williams' preliminary proxy statement is, and the definitive proxy statement and any additional proxy solicitation materials will be, available for free at the Commission's Internet web site at www.sec.gov. You may also obtain a free copy of Mr. Williams' definitive proxy statement, when it becomes available, and other relevant documents by writing to MacKenzie Partners at 105 Madison Avenue, 14th Floor, New York, NY 10016.

PARTICIPANT INFORMATION
Mr. Williams and his nominees for election to the board of directors of Post Properties may be deemed to be participants in Mr. Williams' solicitation of proxies with respect to the 2003 Annual Meeting of Post Properties. These nominees are George R. Puskar, Roy E. Barnes, Francis L. Bryant, Paul J. Dolinoy, and Thomas J.A. Lavin.

Mr. Williams and his nominees have interests in the solicitation of proxies with respect to the 2003 Annual Meeting of Post Properties arising from their beneficial ownership of the common stock of Post Properties. Mr. Williams also receives customary compensation from Post Properties in exchange for his services as a director and pursuant to his employment agreement with the Company. If elected, Mr. Williams' nominees will also receive customary compensation for their services as directors. Additional information with respect to the beneficial ownership of shares of common stock of Post Properties by Mr. Williams and his nominees is as follows: other than Mr. Williams, who owns 2,887,815 shares (including currently exercisable options and partnership units convertible for common stock) and Mr. Puskar, who owns 3,000 shares, none of the other nominees currently own shares in Post Properties.

ACTION PLAN
================================================================================
o       Elect a slate of independent, better qualified directors

                Our Director Nominees                                   Their Director Nominees*
------------------------------------------------------------------------------------------------------------------------------------
              Yrs.of                                                                Yrs. of
Nominee       RE Exp.   Prior Experience                              Nominee       RE Exp. Prior Experience
------------------------------------------------------------------------------------------------------------------------------------
George R.     36      Chairman, Lend Lease Real Estate                Robert C.      15     Chairman & CEO, Goddard Investment
Puskar                Chairman & CEO, Equitable Real                  Goddard                  Group
                         Estate Investment Mgmt                                             Chairman & CEO, NAI/Brannen Goddard
                      Director Nominee, New Plan Excel                                         Company
                      Director, I-Star Financial                                            NO PUBLIC COMPANY EXPERIENCE
                      Director, CarrAmerica                                                 NO MULTIFAMILY EXPERIENCE
                      Director, NRC, ICSC, NACREIF, ULI
------------------------------------------------------------------------------------------------------------------------------------
Roy E.        25      Immediate Past Governor of Georgia              Herschel        9     Partner, King & Spalding
Barnes                Former Georgia State Representative             M. Bloom              Director of Russell Corp.
                      Founder, Efficiency Lodge Hotel Company                               K&S IS COMPANY COUNSEL
                      Founder, Cobb Savings and Loan Assoc.
------------------------------------------------------------------------------------------------------------------------------------
Francis L.    40      EVP, Manufacturers Hanover Trust Company        Ronald de       3     Chairman, We International b.v.
Bryant, Jr.           Officer-In-Charge of RE Division,               Waal                  Director of Saks, Inc. and The Body Shop
                         Manufacturers Hanover Corporation                                  LIVES IN BELGIUM
                      RE Adv. Cmte., NY State Comm. Ret. Fund                               NO MULTIFAMILY EXPERIENCE
                         (24 years)
                      Founding Member, Wharton School RE Center
                      Director, Pru. Realty Trust, RE Board of NY,
                         ULI
------------------------------------------------------------------------------------------------------------------------------------
Paul J.       31      President, Lend Lease Real Estate Investments   Russell R.      3     General Partner, Moseley & Co.
Dolinoy               SVP, Equitable Real Estate                      French                VENTURE CAPITALIST
                      Chairman, JP Morgan US Real Estate Fund                               NO MULTIFAMILY EXPERIENCE
                      Director, NYSTRS Real Estate Advisory Cmte.                           FORMER PARTNER, K&S
------------------------------------------------------------------------------------------------------------------------------------
Thomas J.A.   30      Head of Mortgage Lending, MetLife               David P.        10    EVP, Duke Realty Corp.
Lavin                 Head of RE Debt Origination, Citicorp           Stockert              SVP & CFO, Weeks Corp.
                         Securities                                                         FORMER INVESTMENT BANKER
                      Head of Real Estate Investment Banking, Smith                         NO MULTIFAMILY EXPERIENCE
                         Barney and First Boston
------------------------------------------------------------------------------------------------------------------------------------


*  Information derived from Post Properties' 2003 Proxy Statement.



ACTION PLAN
================================================================================

o       Establish shareholder-friendly governance

        o       Eliminate staggered board

        o Create a Special Committee of independent directors to OBJECTIVELY evaluate ALL strategic alternatives

        o Require shareholder approval for grant of options and restricted stock to CEO and any other directors

        o Prohibit the board from adopting a shareholder rights plan (poison pill) without receiving shareholder approval

        o Prohibit the board from opting into Georgia's anti-takeover statutes without prior shareholder approval

        o Modify the Company's certificate of incorporation to allow investors who meet certain criteria designed to preserve the Company's REIT status to accumulate larger stakes in Post